Exhibit 99.1

9341 Courtland Drive, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257

FOR IMMEDIATE RELEASE CONTACT: Don Grimes (616) 863-4404

WOLVERINE WORLDWIDE ANNOUNCES RECORD FIRST QUARTER RESULTS

Rockford, Michigan, April 16, 2013 — Wolverine Worldwide (NYSE: WWW) today reported record financial results for the first quarter ended March 23, 2013. This marks the first reporting period for the Company that includes a full quarter of results from the Sperry Top-Sider, Saucony, Stride Rite, and Keds brands that the Company acquired in October 2012 (the “PLG acquisition”).

First quarter highlights:

•

Revenue for the quarter was a record $645.9 million, growth of 100.1% versus prior year’s reported revenue and growth of 8.2% versus prior year’s pro forma revenue. Key contributors to the excellent revenue performance in the quarter were Sperry Top-Sider, Merrell, and Saucony. Foreign exchange fluctuations had minimal impact on reported revenue growth during the quarter.

•

Excluding non-recurring transaction and integration expenses, fully diluted earnings per share in the quarter were $0.81, a 26.6% increase compared to $0.64 per share in the prior year’s first quarter that included a $0.12 per share non-recurring tax benefit. Reported earnings per share were $0.60 in the first fiscal quarter.

•

Excluding non-recurring transaction and integration expenses, the PLG acquisition delivered a stronger-than-anticipated $0.34 per share of earnings accretion in the first quarter. The Company defines “earnings accretion” as operating income of the acquired business reduced by incremental interest expense, certain non-cash amortization expense related to purchase price accounting, and net synergies, all on an after-tax basis.

•

The Company reduced its long-term interest-bearing debt by approximately $33 million in the quarter, including a $25 million voluntary principal reduction made in late January, underscoring its intent to aggressively reduce its leverage.

“We are exceptionally pleased to be off to such a strong start in 2013, particularly as this represents the first full fiscal quarter that includes our four new lifestyle brands,” said Blake W. Krueger, Chairman and Chief Executive Officer. “As we anticipated, the addition of Sperry Top-Sider, Saucony, Stride Rite and Keds has made our brand offerings even stronger, and we are already seeing very positive reactions to the broader portfolio from key retail and global distributor partners.

“The U.S. market was a key component of the Company’s overperformance in the quarter. As expected, challenging conditions in Europe continue, but the resiliency of the global consumer, the strength of our international business, and standout performances from brands like Sperry Top-Sider and Merrell combined to more than offset these challenges.”

Additional details for the quarter:

•

Reported gross margin in the quarter was 40.6%, down approximately 40 basis points from the prior year, as negative foreign exchange, lower relative contributions from high-margin third-party distributor and licensee business and higher LIFO expense more than offset a greater relative contribution from high-margin consumer-direct business.

•

Excluding non-recurring transaction and integration expenses of $15.2 million in the quarter, operating expenses were $196.0 million, or 30.3% of revenue, compared to 29.5% of revenue in the prior year’s first quarter. Year-over-year SG&A comparisons were impacted by important long-term brand building investments, such as the multi-year Taylor Swift partnership with the Keds brand; non-cash amortization expense related to purchase price accounting of $4.6 million; incremental non-cash pension expense of $2.1 million; and incremental consumer-direct business in the quarter, which carries higher operating expenses as a percentage of sales. Reported operating expenses were $211.2 million in the first quarter.

•

Excluding non-recurring transaction and integration expenses, the effective tax rate in the quarter was 23.3%. The reported tax rate, which benefits from the deductibility of the non-recurring charges primarily in high statutory tax rate jurisdictions, was 20.9%.

•	The Company ended the quarter with $82.0 million of cash and cash equivalents and net debt of $1.176 billion.

Don Grimes, Senior Vice President and Chief Financial Officer, commented, “Our financial performance in the first quarter is indicative of Wolverine’s goal of being the best operator in our competitive space. We intend to appropriately invest in key growth initiatives while maintaining financial discipline in backroom and support functions. We also intend to continue our efforts to aggressively pay down debt and maximize returns to our shareholders.”

Today the Company is updating its full-year guidance, with revenue expected in the range of $2.7 to $2.775 billion – growth in the range of 6.0% to 9.0% compared to prior year pro forma revenue of $2.547 billion – and adjusted earnings per share expected in the range of $2.50 to $2.65 per share – growth in the range of 9.2% to 15.7% compared to prior year adjusted earnings per share of $2.29. The prior year’s earnings included $0.19 per share of non-recurring tax benefits. On a reported basis, earnings per share are expected in the range of $2.05 to $2.20 per share.

The Company will host a conference call at 8:30 a.m. EDT today to discuss these results and current business trends. To listen to the call at the Company’s website, go to www.wolverineworldwide.com, click on “Investor Relations” in the navigation bar, and then click on “Webcasts & Presentations” from the side navigation bar of the “Investor Relations” page. To listen to the webcast, your computer must have a streaming media player, which can be downloaded for free at www.wolverineworldwide.com. In addition, the conference call can be heard at www.streetevents.com. A replay of the call will be available at the Company’s website through July 5, 2013.

With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry Top-Sider®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Sebago®, Cushe®, Chaco®, Bates®, HYTEST®, and Soft Style®. The Company also is the global footwear licensee of popular brands including Cat®, Harley-Davidson® and Patagonia®. The Company’s products are carried by leading retailers in the U.S. and globally in approximately 200 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

This press release contains forward-looking statements. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the Company’s ability to realize the benefits of the PLG acquisition on a timely basis or at all; the Company’s ability to combine its legacy businesses and PLG successfully or in a timely and cost-efficient manner; the degree of business disruption relating to the PLG acquisition; the Company’s ability to successfully develop its brands and businesses; changes in interest rates, tax laws, duty structures, tariffs, quotas or applicable assessments in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences, spending patterns, buying patterns or price sensitivity; changes in future pension funding requirements and pension expenses; the ability to secure and protect owned intellectual property or use licensed intellectual property; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; changes in relationships with, including the loss of, significant customers; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the impact of regulatory or legal proceedings and legal compliance risks; the availability of power, labor and resources in key foreign sourcing countries, including China; the cost, availability and management of raw materials, inventories, services and labor for owned and contract manufacturers; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; seasonality and weather; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; the failure to maintain the security of personally identifiable and other information of customers, stockholders and employees; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

(in millions, except per share data)

	1st Quarter Ended
	March 23, 2013	March 24, 2012
Revenue	$645.9	$322.8
Cost of products sold	383.8	190.6

Gross Profit	262.1	132.2
Gross margin	40.6%	41.0%
Selling, general and administrative expenses	196.0	95.2
Non-recurring transaction and integration costs	15.2	—

Operating Expenses	211.2	95.2
Operating expenses as a % of revenue	32.7%	29.5%

Operating Profit	50.9	37.0
Operating margin	7.9%	11.4%
Interest expense, net	12.9	0.4
Other expense, net	0.3	1.0

	13.2	1.4

Earnings before income taxes	37.7	35.6
Income taxes	7.9	4.4
Effective tax rate	21.0%	12.4%

Net earnings	29.8	31.2
Net earnings attributable to noncontrolling interests	—	—

Net earnings attributable to Wolverine Worldwide	$29.8	$31.2

Diluted earnings per share	$0.60	$0.64

Supplemental information:
Net earnings used to calculate diluted earnings per share	$29.3	$30.6
Shares used to calculate diluted earnings per share	49.1	48.2
Weighted average shares outstanding	49.7	48.4

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited)

(in millions)

	March 23, 2013	March 24, 2012
ASSETS:
Cash & cash equivalents	$82.0	$123.3
Receivables	470.7	261.0
Inventories	487.3	262.1
Other current assets	73.9	44.1

Total current assets	1,113.9	690.5
Property, plant & equipment, net	146.8	77.8
Goodwill and other non-amortizable intangibles	1,135.9	56.8
Other assets	240.5	81.5

Total Assets	$2,637.1	$906.6

LIABILITIES & EQUITY:
Accounts payable and other accrued liabilities	$276.3	$129.1
Current maturities on long-term debt	33.9	—
Revolving credit agreement	41.0	70.0

Total current liabilities	351.2	199.1
Long-term debt	1,183.4	—
Other non-current liabilities	429.0	100.4
Stockholders’ equity	673.5	607.1

Total Liabilities & Equity	$2,637.1	$906.6

WOLVERINE WORLD WIDE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(in millions)

	1st Quarter Ended
	March 23, 2013	March 24, 2012
OPERATING ACTIVITIES:
Net earnings	$29.8	$31.2
Adjustments necessary to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	14.2	3.8
Deferred income taxes	(2.4)	1.7
Stock-based compensation expense, net of tax benefits	6.8	0.5
Pension expense	8.6	6.5
Pension contribution	—	(26.7)
Other	1.2	(3.5)
Changes in operating assets and liabilities	(147.5)	(77.9)

Net cash used in operating activities	(89.3)	(64.4)
INVESTING ACTIVITIES:
Investment in joint ventures	(0.6)	—
Additions to property, plant and equipment	(5.3)	(2.7)
Other	2.8	(0.6)

Net cash used in investing activities	(3.1)	(3.3)
FINANCING ACTIVITIES:
Net borrowings under revolver	41.0	59.0
Payments of long term debt	(32.7)	(0.5)
Cash dividends paid	(5.9)	(6.0)
Purchase of common stock for treasury	—	(7.8)
Other	2.0	7.0

Net cash provided by financing activities	4.4	51.7
Effect of foreign exchange rate changes	(1.4)	(0.7)

Decrease in cash and cash equivalents	(89.4)	(16.7)
Cash and cash equivalents at beginning of year	171.4	140.0

Cash and cash equivalents at end of quarter	$82.0	$123.3

WOLVERINE WORLD WIDE, INC.

REPORTED REVENUE BY OPERATING GROUP

(Unaudited)

(in millions)

	1st Quarter Ended
	March 23, 2013		March 24, 2012		Change
	Revenue	% of Total	Revenue	% of Total	$	%
Lifestyle Group	$270.2	41.8%	$32.4	10.0%	$237.8	734.0%
Performance Group	240.5	37.2%	152.5	47.2%	88.0	57.7%
Heritage Group	118.6	18.4%	119.2	36.9%	(0.6)	-0.5%
Other	16.6	2.6%	18.7	5.9%	(2.1)	-11.2%

Total Revenue	$645.9	100.0%	$322.8	100.0%	$323.1	100.1%

REPORTED FISCAL Q1 2013 REVENUE BY OPERATING GROUP COMPARED TO

FISCAL Q1 2012 PRO FORMA REVENUE BY OPERATING GROUP*

(Unaudited)

(in millions)

	1st Quarter Ended
	March 23, 2013		March 24, 2012		Change
	Revenue	% of Total	Pro Forma Revenue*	% of Total	$	%
Lifestyle Group	$270.2	41.8%	$237.5	39.8%	$32.7	13.8%
Performance Group	240.5	37.2%	222.7	37.3%	17.8	8.0%
Heritage Group	118.6	18.4%	119.2	20.0%	(0.6)	-0.5%
Other	16.6	2.6%	17.3	2.9%	(0.7)	-4.1%

Total Revenue	$645.9	100.0%	$596.7	100.0%	$49.2	8.2%

*	2012 revenues are presented as if the Company acquired PLG on January 1, 2012. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

As required by the Securities and Exchange Commission Regulation G, the following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

RECONCILIATION OF FISCAL Q1 2012 REPORTED REVENUE TO FISCAL Q1 2012 PRO FORMA REVENUE*

(Unaudited)

(in millions)

	GAAP Basis Revenue Fiscal Q1 2012	PLG Revenue (a)	Pro Forma Revenue Fiscal Q1 2012
Lifestyle Group	$32.4	$205.1	$237.5
Performance Group	152.5	70.2	222.7
Heritage Group	119.2	—	119.2
Other	18.7	(1.4)	17.3

Total Revenue	$322.8	$273.9	$596.7

RECONCILIATION OF FISCAL Q1 2013 EPS AS REPORTED TO EPS ADJUSTED

TO EXCLUDE NON-RECURRING TRANSACTION AND INTEGRATION COSTS*

(Unaudited)

	GAAP Basis Fiscal Q1 2013	Non-recurring Transaction and Integration Costs	As Adjusted Fiscal Q1 2013
Diluted earnings per share	$0.60	$0.21	$0.81

RECONCILIATION OF FISCAL Q1 2013 OPERATING EXPENSES AS REPORTED TO OPERATING EXPENSES

ADJUSTED TO EXCLUDE NON-RECURRING TRANSACTION AND INTEGRATION COSTS*

(Unaudited)

(in millions)

	GAAP Basis Fiscal Q1 2013	Non-recurring Transaction and Integration Costs	As Adjusted Fiscal Q1 2013
Operating expenses	$211.2	$(15.2)	$196.0
Percentage of revenue	32.7%		30.3%

RECONCILIATION OF FISCAL Q1 2013 EFFECTIVE TAX RATE ADJUSTED TO EXCLUDE NON-RECURRING

TRANSACTION AND INTEGRATION COSTS*

(Unaudited)

	GAAP Basis Fiscal Q1 2013	Non-recurring Transaction and Integration Costs		As Adjusted Fiscal Q1 2013
Effective tax rate	20.9%	32.2	% (b)	23.3%

RECONCILIATION OF FISCAL 2012 FULL-YEAR REVENUE AS REPORTED TO REVENUE

ADJUSTED TO INCLUDE PLG FULL-YEAR 2012 REVENUE*

(Unaudited)

(in millions)

	GAAP Basis Full-Year 2012	PLG Pre “Stub Period” Revenue (a)	As Adjusted Full-Year 2012
Revenue	$1,640.8	$906.5	$2,547.3

RECONCILIATION OF FISCAL 2013 FULL-YEAR EPS GUIDANCE ADJUSTED TO

EXCLUDE NON-RECURRING TRANSACTION AND INTEGRATION COSTS*

(Unaudited)

	GAAP Basis Full-Year 2013 Guidance	Non-recurring Transaction and Integration Costs	As Adjusted Full-Year 2013 Guidance
Diluted earnings per share	$2.05 - 2.20	$0.45	$2.50 - 2.65
Percentage change from prior year	25.8% - 35.0%		9.2% - 15.7%

RECONCILIATION OF FISCAL 2012 FULL-YEAR EPS AS REPORTED TO EPS ADJUSTED

TO EXCLUDE NON-RECURRING TRANSACTION AND INTEGRATION COSTS*

(Unaudited)

	GAAP Basis Full-Year 2012	Non-recurring Transaction and Integration Costs	As Adjusted Full-Year 2012
Diluted earnings per share	$1.63	$0.66	$2.29

(a)	This adjustment presents the Company’s revenue as if PLG was acquired on January 1, 2012. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.
(b)	Represents the effective tax rate for non-recurring acquisition related costs incurred in the U.S. and foreign operations.
*	To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company describes what certain financial measures would have been in the absence of acquisition related revenues, costs and earnings. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.